Exhibit 99.1

                                  Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code





     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Interstate National Dealer Services, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the "Form 10 Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 13, 2002               /s/ Chester J. Luby
                                        --------------------------------------
                                        Chester J. Luby
                                        Chairman and Chief Executive Officer



Dated: September 13, 2002               /s/ Zvi D. Sprung
                                        --------------------------------------
                                        Zvi D. Sprung
                                        Chief Financial Officer, Treasurer and
                                          Secretary


     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.